Exhibit 99.1

THE HONORABLE THOMAS S. ZILLY

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

PIRELLI ARMSTRONG TIRE CORPORATION RETIREE MEDICAL BENEFITS TRUST, Derivatively on Behalf of COSTCO WHOLESALE CORPORATION,	)	Lead Case No. 2:08-cv-01450-TSZ
)
	)	CORRECTED STIPULATION OF SETTLEMENT
)
Plaintiff	)
)
vs.	)
)
JAMES D. SINEGAL, et al.,	)
)
Defendants,	)
)
– and –)
)
COSTCO WHOLESALE CORPORATION, a Washington corporation,	)
)
)
Nominal Defendant.	)
)

STIPULATION OF SETTLEMENT	ROBBINS GELLER RUDMAN & DOWD LLP
(2:08-cv-01450-TSZ)	655 West Broadway, Suite 1900, San Diego, CA 92101
Telephone: (619) 231-1058 • Fax: (619) 231-7423

This Stipulation of Settlement, dated December 20, 2010 (the “Stipulation”), is made and entered into by and among the following Parties (as defined below in §IV(A)(10) hereof), each by and through their respective counsel: (i) Plaintiffs Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust and Daniel Buckfire (“Plaintiffs”) (on behalf of themselves and derivatively on behalf of Costco Wholesale Corporation (“Costco” or the “Company”)); (ii) the Defendants (as defined below in § IV(A)(5)); and (iii) nominal party Costco. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined below in §IV(A)(15)), upon and subject to the terms and conditions hereof.

I.	INTRODUCTION AND PROCEDURAL OVERVIEW

On September 29, 2008, Plaintiff Pirelli Armstrong filed its Verified Shareholder Derivative Complaint. The complaint asserted claims against certain of the Defendants relating to the alleged backdating of stock option grant awards and the issuance of allegedly false and misleading statements and other SEC reports.

On January 8, 2009, the Court entered the Parties’ Stipulation and [Proposed] Order Staying Proceedings until a decision was rendered by the Supreme Court of Washington in a derivative lawsuit involving F5 Networks, Inc. On June 19, 2009, the Court issued a Minute Order taking judicial notice of the issuance of an opinion by the Washington Supreme Court in In re F5 Networks, Inc., 207 P.3d 433 (2009), lifting the stay of the Action, and ordering the filing of an amended complaint.

On June 29, 2009, a case captioned Buckfire v. Sinegal, et al., No. 09-CV-00893-TSZ was filed in the Court. The Buckfire complaint was based on similar factual allegations and contained claims similar to those made in the Pirelli Armstrong complaint.

On August 12, 2009, the Court issued an order consolidating the two then-pending related actions, appointing Lead Counsel, and setting a deadline for Lead Counsel to file an amended complaint.

On October 2, 2009, Plaintiffs filed their Consolidated Verified Shareholder Derivative Complaint (the “Complaint”). The Complaint alleges claims on behalf of Costco against certain

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current and former officers and directors of Costco, arising from or relating to the granting of stock options at Costco. Plaintiffs alleged that more than a majority of the Board’s members approved or received mispriced options.

On November 16, 2009, the Defendants and Costco filed motions to dismiss the Complaint. The motions argued, among other things, that Plaintiffs failed to satisfy the continuous holder requirement; Plaintiffs failed to make a pre-suit demand and that any such demand was neither excused nor futile; Plaintiffs lacked standing to bring certain claims; and that Plaintiffs had not alleged viable claims under §10(b) of the Securities Exchange Act of 1934, state law or for breach of fiduciary duty. Following the filing of the motions to dismiss, counsel met to explore a potential settlement. Thereafter, the Parties exchanged information and agreed to explore resolution. The Parties then requested that the Court continue the deadline for Plaintiffs to respond to the motions to dismiss while the Parties discussed settlement.

Beginning in December 2009, Lead Counsel was provided information regarding how grant dates were identified by the Special Committee, and the number of options (if any) received by the Defendants. Defense counsel later produced over 1.5 million pages of documents to Lead Counsel, which documents have been reviewed and analyzed. These documents included stock option granting and tracking documentation, board and committee meeting minutes, communications concerning stock option grants, option plans and related communications, and internal control procedures.

In July 2010, counsel for the Parties attended a mediation before the Honorable Layn R. Phillips (Ret.). After the mediation, the Parties continued settlement negotiations to resolve the Action, with the continued involvement of Judge Phillips, and thereafter reached an agreement-in-principle to settle the Action.

On September 20, 2010, a Special Committee of the Board of Directors of Costco formed in August 2010 in connection with the Action (the “2010 Special Committee”), in an exercise of its independent business judgment, approved the agreement-in-principle, finding it to be in Costco’s best interest. The 2010 Special Committee consisted of two individuals who joined Costco’s Board

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after the issuance of the stock option grants at issue in the Action and were not the subject of any of the allegations of wrongdoing in the Action. Costco disclosed the fact of the agreement-in-principle in its Form 10-K filed October 18, 2010.

As a result of the Action and the settlement reflected in this Stipulation (the “Settlement”), Costco will institute significant corporate governance reforms designed to enhance its internal controls and operations, and Costco has agreed to maintain in force certain other reforms adopted during the pendency of the Action. Plaintiffs and Lead Counsel believe that a settlement at this juncture on the terms and on the conditions set forth in this Stipulation is fair, reasonable, and adequate.

II.	CLAIMS OF THE LEAD PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs and Lead Counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and Lead Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action through trial and through appeals. Plaintiffs and Lead Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Lead Counsel are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action. Plaintiffs and Lead Counsel believe that the Settlement confers substantial benefits upon Costco and its shareholders. Based on their evaluation, Plaintiffs and Lead Counsel have determined that the Settlement is in the best interests of Costco and its shareholders.

III.	DENIALS OF WRONGDOING AND LIABILITY

Defendants and Costco have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Action. Defendants and Costco expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action.

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Nonetheless, Defendants and Costco have concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation, without admitting any wrongdoing or liability.

IV.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiffs (as defined below in §IV(A)(12)) (for themselves and derivatively on behalf of Costco), Costco, and the Defendants by and through their respective counsel or attorneys of record:

A.	Definitions

As used in this Stipulation the following terms have the meanings specified below:

1. “Action” means the consolidated action pending in the United States District Court for the Western District of Washington entitled Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust v. Sinegal, et al., Lead Case No. 2:08-CV-01450-TSZ.

2. “Complaint” means the Consolidated Verified Shareholders Derivative Complaint filed in the Action.

3. “Costco” means Costco Wholesale Corporation and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.

4. “Court” means the United States District Court for the Western District of Washington.

5. “Defendants” means Jeffrey H. Brotman, Benjamin S. Carson, Sr., Richard D. DiCerchio, Richard A. Galanti, Hamilton E. James, John W. Meisenbach, Charles T. Munger, David S. Petterson, Jill S. Ruckelshaus, and James D. Sinegal.

6. “Effective Date” means the first date by which all of the events and conditions specified in §IV(F)(1) of this Stipulation have been met and have occurred.

7. “Final” means the time when the Judgment (as defined below in § IV(A)(8)) has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when:

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(1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the courts of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.

8. “Judgment” means the Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

9. “Lead Counsel” means Robbins Geller Rudman & Dowd LLP.

10. “Parties” means, collectively, each of the Defendants, Plaintiffs (on behalf of themselves and derivatively on behalf of Costco), and Costco.

11. “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

12. “Plaintiffs” means Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust and Daniel Buckfire.

13. “Plaintiffs’ Counsel” means any counsel that has appeared of record or rendered legal services to any of Plaintiffs in connection with the Action.

14. “Related Persons” means (1) each Defendant’s spouse, marital community, heirs, successors, assigns, executors, estates, or administrators; any entity in which a Defendant and/or member(s) of his or her family has or had a controlling interest; any members of an Defendant’s immediate family; or any trust of which a Defendant is or was the settlor or which is or was for the benefit of any Defendant and/or member(s) of his or her family; (2) each of the Defendants’ present and former attorneys, legal representatives, insurers, and assigns in connection with the Actions; and (3) the past and present directors, officers, partners, controlling shareholders, joint venturers, related

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or affiliated entities, advisors, employees, affiliates, predecessors, successors, assigns, parents, subsidiaries, divisions, insurers, and attorneys of or for Costco, or any entity in which Costco has a controlling interest.

15. “Released Claims” means all claims (including “Unknown Claims,” as defined below in §IV(A)(17)), debts, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted in the Complaint or that could have been asserted in the Complaint or otherwise by any derivative plaintiff on behalf of Costco, or by Costco, against any Released Person (including, without limitation, claims for damages, interest, attorneys’ fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, intentional conduct, indemnification, breach of duty of care and/or breach of duty of loyalty or good faith, fraud, misrepresentation, unjust enrichment, constructive trust, breach of fiduciary duty, negligent misrepresentation, unfair competition, insider trading, professional negligence, mismanagement, corporate waste, breach of contract, or violations of any state or federal statutes, rules or regulations) relating to or arising out of, in whole or in part, the stock option grants, exercises of stock options, or other facts, events, occurrences, acts, disclosures, statements, omissions, failures to act, or transactions identified in the Complaint or that otherwise relate to or arise from any Costco stock option grants or any disclosures by Costco relating thereto, through and including the date of execution hereof.

16. “Released Persons” means each and all of the Defendants, their Related Persons, and Costco.

17. “Unknown Claims” means any claims that any of Plaintiffs, Costco, or Costco shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims that, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Defendants, and Costco shall expressly waive and each of the Costco shareholders shall be deemed to have, and by operation of the Judgment shall

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have, expressly waived, the provisions, rights and benefits of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR A T THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, Plaintiffs, Defendants, and Costco shall expressly waive, and each of the Costco shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law that is similar, comparable or equivalent to California Civil Code §1542. Plaintiffs, Defendants, Costco and Costco shareholders may hereafter discover facts in addition to or different from those that he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each of Plaintiffs, Defendants, and Costco shall expressly settle and release, and each Costco shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Parties acknowledge, and the Costco shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

B.	Corporate Governance Measures

In connection with and conditioned upon the settlement of the Action, Costco has agreed to implement and/or maintain the Corporate Governance Measures set forth below. These Corporate Governance Measures constitute the consideration for the Settlement, and Costco acknowledges that the pendency, prosecution and settlement of the Action were a material cause in the Company’s

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decision to implement and/or maintain the Corporate Governance Measures. The Corporate Governance Measures shall be maintained for a minimum of three years from the Effective Date; provided, however, that in the event that any Corporate Governance Measure listed below conflicts (now or in the future) with any rule, law or regulation (including regulations of any stock exchange on which Costco securities are listed), Costco shall not be required to implement or maintain such measures.

A determination that a Corporate Governance Measure conflicts with any rules, laws or regulations shall be approved by the Board’s Nominating and Governance Committee or a majority of the independent members of the Board. Any such approval shall be (a) documented in Board or Committee meeting minutes, (b) shall be disclosed to Robbins Geller Rudman & Dowd LLP, (c) documented in a notice filed with the Court, and (d) disclosed on the Investor Relations page of the Company’s website prior to the effectuation of any change to the Corporate Governance Measure(s).

A.	Compliance

1. The CEO shall issue a message to all U.S. Company employees at least annually concerning the importance of compliance with law and Company policies.

2. Company employees, independent contractors and vendors shall be advised, on the Internet or Intranet, as appropriate, of the Company’s confidential whistleblower program.

B.	Internal Audit

1. The Company shall maintain an Internal Audit Department (“IAD”) run by a Director of Internal Audit (“Director”). The Director shall have the authority to staff an Internal Audit Department that has sufficient capacity to satisfy professional standards in the area of Internal Auditing. The Audit Committee shall be apprised at least quarterly of any unlawful activities that could have a material effect on the Company’s financial statements.

2. The IAD shall update its written Internal Audit Charter, which shall be accessible on the Company Intranet. The charter shall include a description of the Company’s whistleblower policy and shall provide, without limitation, that:

(a) It has been approved by the Board and by the CEO and CFO;

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(b) The Director shall report directly to the CFO, but have confidential reporting access to the Audit Committee as deemed appropriate by the Committee and/or the Director;

(c) Members of the IAD have access to all records and personnel necessary to conduct internal audit engagements;

(d) Matters of financial reporting fraud, including falsification of financial documents and insider trading, may, in addition to being reported through the Company’s Open Door Policy and confidential whistleblower mechanism, be brought to the attention of the IAD and/or Audit Committee for evaluation;

(e) The Director shall maintain (or obtain within a reasonable time of becoming the Director) the following credentials: Certified Public Accountant (active license) and/or Certified Internal Auditor, and shall, at least once every two years, receive training in the detection of fraud in a financial statement audit;

(f) In any quarter in which stock options are granted, the IAD shall review an appropriate sampling of documentation concerning the awards to employees, management and directors and report to the Audit Committee the results of that review. The IAD’s review shall include option granting documentation and comparison of option dates with meeting dates at which options are granted, meta data “last date modified” dates on option grant documentation, and entry dates into Merrill Lynch Benefits Online or other software application used by the Company. The review will also include the results of any Merrill Lynch Benefits Online or other software application’s diagnostics or exceptions reports performed in the last quarter that reveal potential deficiencies in the tracking of option grant data;

(g) The Director will present at the end of each quarter to the Audit Committee reports of any falsified financial documents and a report of the internal audit function’s review of proper dating and issuance of stock options. Such reports will include written comments of the Chief Compliance Officer, as appropriate; and

(h) At least annually, the Director will report to the Audit Committee respecting the Company’s compliance with this agreement.

3. To the extent that the Audit and Compensation Committees have overlapping membership, where either Committee takes up subject matters that have been passed upon by the other, the Committee shall meet in a session that initially excludes any overlapping board members.

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C.	Compensation Policies and Procedures

1. Absent shareholder approval, repricing of stock options to executives shall be prohibited.

2. The Company will implement and maintain procedures that exceed, to the extent described in the following sentence, the provisions of Dodd Frank directing that, if the Company is required to prepare and file an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Company will recover from any current or former executive officer who received incentive based compensation (including stock options awarded as compensation) during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The Company will apply the provisions of Dodd Frank to those current and former officers of the Company not otherwise within the coverage of Dodd Frank who are materially involved in the administration of the stock option plan if an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws results primarily from either granting options in violation of the Option Plan or the incorrect reporting of stock-based compensation expense.

3. The Company’s CFO and Vice President of Investor Relations and a representative of the Legal Department shall be designated the “Trading Compliance Committee,” and will be responsible for developing and presenting to the Board for approval a policy to ensure compliance with the federal securities laws concerning trading and material non-public information. The Committee will monitor compliance with that program and report promptly to the Board any material failures to comply with the policies. The Board shall determine appropriate measures to deal with any such failures.

(a) A member of the Trading Compliance Committee shall be responsible for pre-clearing in writing (including e-mail) all purchase and sale transactions by the Company’s directors or those employees subject to §16 of the Securities Exchange Act of 1934.

(b) Other than as may occur in open market transactions, the Company may not buy back stock from any employee or Board member without Board approval.

4. If an Option Plan Participant is terminated due to Cause (as defined below), all of the Participant’s Options shall automatically terminate and cease to be exercisable at the time of Termination. “Cause” means violation of the Option Plan, dishonesty, fraud, misconduct, disclosure or misuse of confidential information, conviction of, or a plea of guilty or no contest to, a felony or similar offense, habitual absence from work for reasons other than illness, intentional conduct that could

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cause significant injury to the Company or an Affiliate, or habitual abuse of alcohol or a controlled substance, in each case as determined by the Administrator.

D.	Stock Option Plans

1. Any stock option or other similar plan shall provide an objective, measurable and fair mechanism for pricing stock options.

2. All plans shall clearly define the exercise price, the grant date and the fair market value of stock (e.g., the closing price on a specified date, or the average closing price over a specified period). The exercise price of an award shall not be determined by reference to the fair market value of the Company’s stock on a day other than the grant date of the award. The fair market value of the Company’s stock on a grant date shall be the closing sales price for a share of the Company’s common stock on such day as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on such date, fair market value shall be that closing sales price for the last preceding trading day on which sales of shares are reported as having occurred; if the Company’s shares are listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which such shares are traded or quoted. The date of grant of an option shall be the date on which the Board or Compensation Committee makes the determination granting such option, unless the option date is a predetermined future date.

3. Notice of the determination shall be given to each employee or consultant to whom an option is so granted as promptly as practicable after the date of such grant. Determination shall be defined as including, at a minimum, the number of options granted to each employee and/or consultant and the terms of such options.

4. The Company shall have written procedures to identify who is responsible for ensuring compliance with applicable laws and regulations by option grantees (e.g., timely and accurate filing of SEC Forms 3,4 and 5 as applicable), and shall provide effective monitoring mechanisms to ensure that such laws, and the plans, are followed.

E.	Granting of Stock Option Awards

1. Authority to grant stock option awards to members of the Board of Directors and Executive Officers should be limited to the full Board or a properly constituted Compensation Committee. The Compensation Committee shall be composed of independent directors. Corporate counsel shall attend any and all meetings at which options are granted and shall promptly prepare minutes of the meeting. The body authorized to grant stock options shall be specified in the Compensation Committee Charter and any current and/or subsequent equity incentive plan, whether or not subject to stockholder approval.

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2. An annual grant date of October 22 has been established. The recipients and amount of options granted the recipients on the annual grant date shall be determined and documented not later than the annual grant date except that administrative errors, which shall be allowed only for recipients below the level of Vice President, may be corrected within 30 days, with a written report of any corrections to be provided to the Compensation Committee within 15 days of any such correction. The report shall confirm the employment status of the individual in question at the grant date and the number of shares approved prior to the grant date by the Compensation Committee for the class of employee in question. In the event options are granted on a date that is not determined in advance, grants shall be made only at a meeting of the Company’s Board or Compensation Committee and not by unanimous written consent.

F.	Timing of Option Grants

1. In any year in which the Company grants stock options, discussion of how and why an option grant date was chosen must be provided in the CD&A.

2. With respect to grants other than the annual grant, the grant date shall be the same date the Compensation Committee takes action to grant the option or such subsequent date as may be specified in writing in advance of the Committee action. If this is not the case, the option grant will be required to be disclosed in the proxy statement, with a discussion and explanation regarding the specific circumstances in the CD&A, or other filing announcing an award.

G.	Board Policies and Procedures Concerning “Majority Voting”

1. Costco has amended section 3.6 of its bylaws to provide that if in an uncontested election for directors a nominee receives a greater number of “withhold” votes than votes “for,” the nominee shall offer his or her resignation.

2. The Company’s Compensation Committee shall amend its charter to require that Committee members meet at least two times per year.

H.	Ethics Compliance

1. The Company shall commit to undertake the following:

2. The Company’s Chief Compliance Officer shall take reasonable steps to ensure that Costco has an effective compliance and ethics program, and the Chief Compliance Officer’s duties shall at a minimum include overseeing and coordinating the following areas to be implemented and/or maintained by the Company:

(a) Enhancing Costco’s existing compliance and ethical standards and procedures to prevent and detect unlawful conduct;

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(b) Revising Costco’s Code of Conduct to promote employees’ understanding of the compliance and ethical standards and procedures referred to in subparagraph (a) above;

(c) Communicating Costco’s compliance and ethics standards and procedures and its revised Code of Conduct to its officers and employees;

(d) Enhancing Costco’s employee training program so as to (1) promote understanding by all Costco employees of Costco’s compliance and ethics standards and procedures and (2) confirm with the Controller and Chief Accounting Officer that appropriate training is conducted relating to accounting for expenses associated with Costco’s equity compensation program;

(e) Taking reasonable steps to ensure that Costco’s compliance and ethics program is followed, including monitoring and auditing to detect unlawful conduct;

(f) Augmenting Costco’s “whistle-blower” mechanism so that Costco employees can make anonymous reports of, or seek guidance regarding, potential or actual unlawful conduct;

(g) Communicating to Costco’s executive officers and senior management the importance of ensuring that there are appropriate incentives to act in accordance with the compliance and ethics program and disciplinary measures for failing to do so;

(h) Taking reasonable steps to oversee internal investigations into allegations of unlawful conduct by Costco’s officers or other serious allegations of significant unlawful conduct involving fraud;

(i) Recommending to Costco’s officers appropriate responses to detected misconduct;

(j) The Company will ensure that any officer or employee responsible for administering any stock option plan has been trained to understand the requirements of the plan and this agreement insofar as it applies to stock options, and prohibited practices in connection with granting stock options, including retrospective dating and any option granting practices hereafter expressly prohibited by the Securities and Exchange Commission; and

(k) The Company shall provide a reasonable budget to each member of the Board for the purpose of attending director education programs on a regular basis.

3. Information Sharing Procedures

(a) Costco has adopted and is adopting written procedures to memorialize and expand current practices and procedures to ensure that information

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is shared between internal departments responsible for Costco’s equity compensation program, namely the Financial Planning Department and the Financial Reporting Department, including, but not limited to, implementing in-person quarterly meetings attended by at least the Chief Compliance Officer, the Chief Financial Officer, the Controller, and the supervisors of both departments. In addition, the written procedures specify, among other terms, that (i) the Financial Planning department shall communicate grant information (including date of grant, names of grantees, and number of shares granted) in a spreadsheet to be delivered in a face-to-face meeting between the Assistant Vice President of Financial Reporting and the Assistant Vice President of Financial Planning, at which time the AVP of Financial Reporting will confirm key elements of the spreadsheet, and the meeting will occur prior to the date of grant and the spreadsheet will be electronically recorded prior to the date of grant and retained for future review to insure accurate reporting and tracking of the option grants; (ii) prior to the filing of the Form 10-Q (or 10-K) for the quarter in which the grant occurs, the AVP of Financial Reporting will confirm that vesting information reflected in Merrill Lynch Benefits Online is consistent with that reflected in award agreements, and this will include a review of related option grant documentation concerning the grant for inconsistencies in grant recipients, dates and quantities; (iii) discrepancies revealed by the review shall be promptly reported to the IAD; (iv) Financial Planning will promptly report to Financial Reporting by email any forfeitures, cancellations, and changes from standard vesting requirements, and the two departments shall confer concerning such incidents prior to their being recorded in Merrill Lynch Benefits Online; and (v) minutes of the Compensation Committee shall be distributed to both departments to the extent they relate to equity grants.

(b) These procedures shall be subject to the review and approval of both the Chief Compliance Officer and the Governance Committee.

(c) The Chief Compliance Officer position shall report to the Nominating and Governance Committee at least twice each year on compliance issues, including the adequacy of the sharing of information between the Financial Reporting Department and the Financial Planning Department.

C.	Procedure For Implementing The Settlement

1. Plaintiffs shall submit the Stipulation and its exhibits to the Court promptly and shall apply for an order substantially in the form of Exhibit A hereto, requesting the preliminary approval of the Settlement set forth in the Stipulation (the “Preliminary Approval Order”). Within ten (10) days of the issuance of any Preliminary Approval Order, Costco shall cause the Stipulation to be filed on SEC Form 8-K with the Securities And Exchange Commission, shall post links to the Stipulation and a notice substantially in the form of Exhibit A-1 hereto (the “Notice of Settlement”) on Costco’s website, and shall publish a notice substantially in the form of Exhibit A-2 hereto (the

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

“Summary Notice”) for one day in Investor’s Business Daily or a similar nationally-circulated business publication. All costs in providing such notice will be paid by Costco.

2. Plaintiffs will request that after notice has been given as set forth above, the Court hold a hearing (the “Settlement Hearing”) and approve the settlement of the Action as set forth herein, including dismissal of the Action, the release of claims as provided in the Stipulation, and payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses, and enter the Judgment.

D.	Releases

1. Upon the Effective Date (as defined in §IV(A)(6)), Costco, Plaintiffs (acting on their own behalf and derivatively on behalf of Costco), and each of Costco’s shareholders (solely in their capacity as Costco shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons, Costco, and their successors and assigns and any and all claims (including Unknown Claims) against the Released Persons, Costco, and their successors and assigns arising out of or relating to the defense, settlement or resolution of the Action, provided that nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation or the Judgment.

2. Upon the Effective Date (as defined in §IV(A)(6)), Costco, Plaintiffs (acting on their own behalf and, derivatively on behalf of Costco), and each of Costco’s shareholders (solely in their capacity as Costco shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims, or any action or other proceeding against any of the Released Persons based on the Released Claims or any action or proceeding, arising out of, or related to the defense, settlement or resolution of the Action, provided, that nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation or Judgment.

3. Except as set forth in §IV(D)(4) below, upon the Effective Date (as defined in §IV(A)(6)), each of the Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Costco, and all of the Costco shareholders (solely in their capacity as Costco

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

shareholders) from all claims (including Unknown Claims), arising out of or relating to the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation or Judgment.

4. Nothing in this Stipulation constitutes or effects a waiver or release of any rights or claims of the Defendants or Costco against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives. Nothing in this Stipulation constitutes or effects a waiver or release of (a) any rights or claims of the Defendants relating in any way to indemnification or reimbursement or advancement of any fees or costs incurred in connection with the Action, or (b) any undertakings by an indemnified party to repay amounts advanced or paid by way of indemnification or otherwise in connection with the Action.

E.	Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

After negotiating the Corporate Governance Reforms, counsel, with the assistance of the Honorable Layn Phillips, U.S. District Court Judge (Ret.), negotiated the attorneys’ fees and expenses that the Company would pay to Plaintiffs’ Counsel in the Action. Costco has agreed to pay $4,850,000 to Plaintiffs’ Counsel for their fees and expenses in the Action, subject to Court approval (“Fee Award”). Within ten (10) business days of issuance of an order by the Court finally approving the Settlement, Costco shall make the Fee Award payment into a mutually agreeable escrow account, with Costco and Lead Counsel as signatories to the account (the “Fee Account”). Within ten (10) business days of the Effective Date, the parties to the Fee Account will take all necessary steps to release the Fee Award payment, plus any accrued interest, to Lead Counsel as receiving agent for all Plaintiffs’ Counsel, Lead Counsel shall then be responsible for the allocation of such fees and expenses to Plaintiffs’ Counsel, in such proportions as has been or is agreed upon by and between Plaintiffs’ Counsel, based upon each counsel’s contribution to the initiation, prosecution and/or resolution of the Action. Costco shall have no responsibility or liability for the allocation of such fees and expenses as between Plaintiffs’ Counsel. Neither the Released Persons nor Costco shall

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

have no responsibility for any payment of attorneys’ fees and expenses to Plaintiffs’ Counsel over and above payment of the Fee Award.

F.	Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

1. The Effective Date is conditioned on the occurrence of all of the following events, and is the first date by which all of the following events and conditions have been met and have occurred:

(a) Approval of the agreement-in-principle by the 2010 Special Committee;

(b) Entry by the Court of the Judgment and an order approving the Settlement and dismissing the Action;

(c) Payment by the Company of the Fee Award; and

(d) the Judgment has become Final.

2. If any of the conditions specified in §IV(F)(1) is not met, then the Stipulation and the Settlement shall be canceled and terminated subject to §IV(F)(3), unless Lead Counsel and counsel for Costco and the Defendants agree in writing to proceed with the Stipulation and the Settlement.

3. If for any reason the Effective Date does not occur, within ten (10) business days of the event causing the Effective Date not to occur, the parties to the Fee Account will take all necessary steps to release the Fee Award payment, plus any accrued interest, to Costco. . If the Effective Date occurs but the Stipulation is in any way canceled or terminated, or if the judgment specified in §IV(F)(l)(b) is successfully attacked collaterally, then the Fee Award payment to Plaintiffs’ Counsel, and any and all interest accrued thereon since payment, shall be returned to Costco within ten (10) business days of said event. The return obligation set forth in this §IV(F)(3) is the joint and several obligation of all those Plaintiffs’ Counsel who have received a payment in the Action. Each such Plaintiffs’ Counsel’s law firm, as a condition of receiving such payment, agrees that the law firm and its partners and/or shareholders are subject to the continuing jurisdiction of the Court for the purposes of enforcing this §IV(F)(3).

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

G.	Miscellaneous Provisions

1. The Parties (a) acknowledge that it is their intent to consummate this Stipulation and the Settlement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and the Settlement, and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation and the Settlement.

2. Pending the Effective Date or the termination of the Stipulation according to its terms, Plaintiffs are barred and enjoined from commencing, prosecuting, instigating, or in anyway participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

3. The Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, the Defendants and Costco with respect to the Action. The Settlement compromises claims that are contested and shall not be deemed an admission by any Party as to the merits of any claim, allegation or defense. While the Parties believe that their claims and defenses are meritorious, the Parties agree that, in any statement made to any media representative (whether or not for attribution), they will not assert that the Action was not filed or defended in good faith and in accordance with the applicable rules, including, without limitation, Federal Rule of Civil Procedure 11 and all other similar laws or rules. Neither the Parties nor their counsel shall make any statement to any Person inconsistent with the Recitals set forth in Sections I through III of this Stipulation, nor shall any Party or counsel for any Party make any public statement (including, without limitation, any statement on any website, any media release, or any written or oral statement to any representative of the media) that disparages any other Party, their counsel, or any Released Person relating to the prosecution or defense of the Action, any Costco stock option grants, or any of the events, transactions, occurrences, or public statements alleged in the Complaint. The Parties further agree that the Released Claims and the Action are being settled voluntarily after consultation with competent legal counsel. The Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws or rules.

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

4. Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement (a) is or may be deemed to be, or may be offered, attempted to be offered, or used in any way by the Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Parties or of the validity of any Released Claims; or (b) is intended by the Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative; provided, however, that (i) the Released Persons may file the Stipulation and/or the Judgment in any action or proceeding that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and (ii) any of the Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

5. The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

6. The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest.

7. This Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties and no representations, warranties or inducements have been made to any Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents. As among the Plaintiffs, on the one hand, and the Defendants and Costco, on the other hand, the Parties shall bear their own fees and costs incurred in connection with the Action, except as otherwise expressly provided herein.

8. Lead Counsel is expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Lead Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs.

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

9. Each counsel or other Person executing the Stipulation or the exhibits attached hereto on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

10. The Stipulation may be executed in one or more counterparts. A faxed or electronically scanned (in .pdf format) signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

11. The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and the Released Persons.

12. The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation and the Settlement, and the Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Stipulation and the Settlement.

13. This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the state of Washington, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the state of Washington without giving effect to that state’s choice of law principles.

14. The Parties hereby represent and warrant that they have not assigned any rights, claims or causes of action that are released pursuant to this Stipulation.

15. All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Stipulation.

16. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated December 20, 2010.

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

ROBBINS GELLER RUDMAN & DOWD LLP
TRAVIS E. DOWNS III
JAMES I. JACONETTE (Admitted Pro Hac Vice)
ELLEN GUSIKOFF STEWART

/s/ James I. Jaconette
JAMES I. JACONETTE

655 West Broadway, Suite 1900 San Diego, CA 92101-3301 Telephone: 619/231-1058 619/231-7423 (fax)
E-mail: elleng@rgrdlaw.com

Lead Counsel for Plaintiffs

DLA PIPER LLP (US) STELLMAN KEEHNEL, WSBA NO. 9309 BRADLEY T. MEISSNER, WSBA NO. 39592

/s/ Stellman Keehnel
STELLMAN KEEHNEL

701 Fifth Avenue, Suite 7000 Seattle, WA 98104-7044 Telephone: 206/839-4800 206/839-4801 (fax) E-mail: bradley.meissner@dlapiper.com

Attorneys for Nominal Defendant Costco Wholesale Corporation

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

PERKINS COIE LLP
DAVID F. TAYLOR, WSBA NO. 25689

/s/ David F. Taylor
DAVID F. TAYLOR

1201 Third Avenue Seattle, WA 98101 Telephone: 206/359-8000 206/359-9000 (fax) E-mail: dftaylor@perkinscoie.com

Attorneys for Defendants James D. Sinegal, Jeffrey H. Brotman, Richard A. Galanti, Richard D. DiCerchio and David S. Petterson

MUNGER, TOLLES & OLSON LLP
BRAD D. BRIAN (Admitted Pro Hac Vice) JOSEPH D. LEE (Admitted Pro Hac Vice) KIMBERLY D. ENCINAS (Admitted Pro Hac Vice)

/s/ Joseph D. Lee
JOSEPH D. LEE

355 South Grand Avenue, 35th Floor Los Angeles, CA 90071-1560 Telephone: 213/683-9100 213/687-3702 (fax) E-mail: Joseph.Lee@mto.com

Attorneys for Defendants Hamilton E. James, John W. Meisenbach, Jill S. Ruckelshaus, Charles T. Munger and Benjamin S. Carson, Sr.

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

STOEL RIVES LLP
J. RONALD SIM, WSBA NO. 4888

/s/ J. Ronald Sim
J. RONALD SIM

600 University Street, Suite 3600 Seattle, WA 98101-4109 Telephone: 206/624-0900 206/386-7500 (fax) E-mail: jrsim@stoel.com

Attorneys for Defendants Hamilton E. James, John W. Meisenbach, Jill S. Ruckelshaus, Charles T. Munger and Benjamin S. Carson, Sr.

STIPULATION OF SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

CERTIFICATE OF SERVICE

I hereby certify that on January 27, 2011, I authorized the electronic filing of the foregoing with the Clerk of the Court using the CM/ECF system which will send notification of such filing to the e-mail addresses denoted on the attached Electronic Mail Notice List, and I hereby certify that I caused to be mailed the foregoing document or paper via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List.

I certify under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on January 27, 2011.

s/ Ellen Gusikoff Stewart
ELLEN GUSIKOFF STEWART

ROBBINS GELLER RUDMAN & DOWD LLP
655 West Broadway, Suite 1900 San Diego, CA 92101-3301 Telephone: 619/231-1058 619/231-7423 (fax)

E-mail: elleng@rgrdlaw.com

Mailing Information for a Case 2:08-cv-01450-TSZ

Electronic Mail Notice List

The following are those who are currently on the list to receive e-mail notices for this case.

•	George Edward Barrett

gbarrett@barrettjohnston.com

•	Karl Phillip Barth

karlb@hbsslaw.com,shelby@lmbllp.com,dawn@hbsslaw.com,shelbys@hbsslaw.com

•	Brad D Brian

brianbd@mto.com

•	Robert L Dell Angelo

robert.dellangelo@mto.com,cynthia.silvas@mto.com

•	Kimberly D Encinas

kimberly.encinas@mto.com,cynthia.silvas@mto.com

•	Juli E. Farris

jfarris@KellerRohrback.com,kwesterlin@KellerRohrback.com

•	Joseph Gentile

joseph@sarrafgentile.com

•	James I Jaconette

jamesj@rgrdlaw.com,e_file_sd@rgrdlaw.com

•	Douglas S Johnston, Jr

djohnston@barrettjohnston.com

•	Stellman Keehnel

stellman.keehnel@dlapiper.com,patsy.howson@dlapiper.com

•	Sean C Knowles

sknowles@perkinscoie.com,docketsea@perkinscoie.com,KBrunton@perkinscoie.com, jnorville@perkinscoie.com

•	Joseph D Lee

joseph.lee@mto.com,cynthia.silvas@mto.com

•	Angela R Martinez

AMartinez@perkinscoie.com,docketsea@perkinscoie.com,jbrasser@perkinscoie.com

•	Bradley T. Meissner

bradley.meissner@dlapiper.com

•	Timothy L Miles

tmiles@barrettjohnston.com

•	Ronen Sarraf

ronen@sarrafgentile.com

•	J Ronald Sim

jrsim@stoel.com,SEA_DOCKET@stoel.com,1dlomax@stoel.com

•	Ellen Gusikoff Stewart

elleng@rgrdlaw.com,jstark@rgrdlaw.com

•	David F Taylor

DFTaylor@perkinscoie.com,docketsea@perkinscoie.com,KKlemperer@perkinscoie.com

•	Kenneth Jerome Vianale

kvianale@vianalelaw.com

Manual Notice List

The following is the list of attorneys who are not on the list to receive e-mail notices for this case (who therefore require manual noticing). You may wish to use your mouse to select and copy this list into your word processing program in order to create notices or labels for these recipients.

•	(No manual recipients)

EXHIBIT A

THE HONORABLE THOMAS S. ZILLY

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
PIRELLI ARMSTRONG TIRE CORPORATION RETIREE MEDICAL BENEFITS TRUST, Derivatively on Behalf of COSTCO WHOLESALE CORPORATION,	)	Lead Case No. 2:08-cv-01450-TSZ
)
	)	[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE
)
)
Plaintiff,	)
	)	EXHIBIT A
vs.	)
)
JAMES D. SINEGAL, et al.,	)
)
Defendants,	)
)
– and –)
)
COSTCO WHOLESALE CORPORATION, a Washington corporation,	)
)
)
Nominal Defendant.	)
)

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

WHEREAS, the Plaintiffs, the Defendants and nominal party Costco Wholesale Corporation (“Costco”) have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (“Action”), in accordance with a Stipulation of Settlement dated December 20, 2010 and the exhibits thereto (the “Stipulation”), and (ii) approving for distribution of the Notice of Proposed Settlement;

WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including but not limited to: (a) a proposed Settlement and dismissal of the Action with prejudice as to the Defendants and Costco; and (b) an award of attorneys’ fees and expenses to Plaintiffs’ Counsel, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court has considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice as to the Defendants; (b) release, relinquishment, and discharge of all Released Claims (including Unknown Claims); (c) an injunction against the commencement, institution or prosecution against any Released Persons of any Released Claims; and (d) an award of attorneys’ fees and costs to counsel for Plaintiffs, upon the terms and conditions set forth in the Stipulation.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

2. A hearing (the “Settlement Hearing”) shall be held before this Court on                      at                  .m. in Courtroom      of the United States District Court, Western District of Washington at Seattle, U.S. Courthouse, 700 Stewart Street, Seattle, WA 98101, to:

(a) determine whether the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of Costco and current Costco shareholders;

(b) consider whether to enter an Order and Final Judgment (i) approving the Settlement in its entirety and according to its terms and dismissing the Action with prejudice; (ii) providing that as among the Plaintiffs, on the one hand, and the Defendants, and Costco, on the other hand, the Parties shall bear their own fees and costs (except as expressly stated otherwise in the Stipulation), (iii) releasing and enjoining prosecution of any and all Released Claims, and (iv) approving an award of attorneys’ fees to Plaintiffs’ Counsel; and

(c) hear such other matters as the Court may deem necessary and appropriate.

3. The Court approves, as to form and content, the Notice of Settlement and Summary Notice of Settlement annexed as Exhibits A-1 and A-2 hereto, respectively, and finds that the distribution of such Notices and publication of the Stipulation substantially in the manner and form set forth in Section IV(C)(1) of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, are the best notice practicable under the circumstances, and constitute due and sufficient notice of the fact and terms of the Settlement to all Persons entitled to such notice.

4. Not later than ten (10) days following entry of this Order, Costco shall post a link to the Stipulation and Notice of Settlement, substantially in the form annexed as Exhibit A-1 hereto, on its website.

5. Not later than ten (10) days following entry of this Order, Costco shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

6. Not later than ten (10) days following entry of this Order, Costco shall cause a copy of the Summary Notice of Settlement substantially in the form annexed as Exhibit A-2 hereto to be published once in Investor’s Business Daily or a similar nationally-circulated business publication.

7. All costs incurred in the filing and publication of the Notices of Settlement shall be paid by Costco and Costco shall undertake all administrative responsibility for filing and publication of the Notice.

8. At least fourteen (14) days prior to the Settlement Hearing, Costco’s counsel shall serve on counsel for all Parties and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice of Settlement.

9. All current Costco shareholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable to such shareholders.

10. Pending final determination of whether the Settlement should be approved, no current Costco shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.

11. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing, and all reply memoranda in support of such motion shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

12. Any current record holders and beneficial owners of common stock of Costco as of December 20, 2010 may appear at the Settlement Hearing and attempt to show cause why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Costco shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) (a) appropriate proof that such person was, as of December 20, 2010, a record or beneficial owner of Costco, and (b) written objections to the Settlement, including the basis therefore, and copies of any papers and briefs in support thereof:

Counsel for Plaintiffs

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Costco Wholesale Corporation

Stellman Keehnel

DLA PIPER LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, WA 98104-7044

Counsel for Defendants James D. Sinegal, Richard A. Galanti, Jeffrey H. Brotman, Richard D. DiCerchio and David S. Petterson

David F. Taylor

PERKINS COIE LLP

1201 Third Avenue

Seattle, WA 98101

Counsel for Defendants Hamilton E. James, John W. Meisenbach, Jill S. Ruckelshaus, Charles T. Munger, and Benjamin S. Carson, Sr.

Joseph D. Lee

MUNGER, TOLLES & OLSON LLP

355 South Grand Avenue, 35th Floor

Los Angeles, CA 90071-4560

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Clerk of the Court

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON AT SEATTLE

U.S. Courthouse

700 Stewart Street, Suite 2310

Seattle, WA 98101

Any Costco shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement and to the award of attorneys’ fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Parties as a concession or admission of, or any evidence of, any fault, wrongdoing or liability of any of the Parties or of the validity of any Released Claims, or (b) is intended by the Parties to be offered or received as evidence, or otherwise used by, any other Person in any other actions or proceedings, whether civil, criminal or administrative; provided, however, that (i) the Released Persons and Costco may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and (ii) any of the Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

14. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Costco shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be ordered or agreed to by the Parties, if appropriate, without further notice to the current Costco shareholders.

IT IS SO ORDERED.

Dated this day of , 2011
THE HONORABLE THOMAS S. ZILLY
UNITED STATES DISTRICT JUDGE

Presented by:

ROBBINS GELLER RUDMAN & DOWD LLP
TRAVIS E. DOWNS III
JAMES I. JACONETTE (Admitted Pro Hac Vice)
ELLEN GUSIKOFF STEWART (Admitted Pro Hac Vice)

s/ Ellen Gusikoff Stewart
ELLEN GUSIKOFF STEWART

655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)
E-mail: elleng@rgrdlaw.com

ROBBINS GELLER RUDMAN & DOWD LLP
SHAWN A. WILLIAMS
JOHN K. GRANT
CHRISTOPHER M. WOOD
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: 415/288-4545
415/288-4534 (fax)

Lead Counsel for Plaintiffs

[PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

EXHIBIT A-1

THE HONORABLE THOMAS S. ZILLY

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
PIRELLI ARMSTRONG TIRE CORPORATION RETIREE MEDICAL BENEFITS TRUST, Derivatively on Behalf of COSTCO WHOLESALE CORPORATION,	)	Lead Case No. 2:08-cv-01450-TSZ
)
	)	NOTICE OF PROPOSED SETTLEMENT
)
	)	EXHIBIT A-1
Plaintiff,	)
)
vs.	)
)
JAMES D. SINEGAL, et al.,	)
)
Defendants,	)
)
– and –)
)
COSTCO WHOLESALE CORPORATION, a Washington corporation,	)
)
)
Nominal Defendant.	)
)

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TO:	ALL CURRENT RECORD SHAREHOLDERS OF THE COMMON STOCK OF COSTCO WHOLESALE CORPORATION (“COSTCO” OR THE “COMPANY”) AS OF DECEMBER 20, 2010, (THE “RECORD DATE”) (“CURRENT COSTCO SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDERS’ DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD COSTCO COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative lawsuit. This Notice is provided by Order of the United States District Court for the Western District of Washington, at Seattle (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action styled Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust v. Sinegal, Lead Case No. 2:08-CV-01450-TSZ. Plaintiffs, Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust and Daniel Buckfire (on behalf of themselves and derivatively on behalf of Costco) (“Plaintiffs”), and Defendants James D. Sinegal, Richard A. Galanti, Jeffrey H. Brotman, Hamilton E. James, John W. Meisenbach, Jill S. Ruckershaw, Charles T. Munger, Benjamin S. Carson, Sr., Richard D. DiCerchio and David S. Patterson (collectively, “Defendants”) have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms.

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On                 , 2011, at              .m., the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable and adequate and should be approved; (ii) whether a final judgment should be entered and the Action dismissed with prejudice; and (iii) whether the Fee Award (described in paragraph IV below) should be approved; and (iv) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THE ACTION

On September 29, 2008, Plaintiff Pirelli Armstrong filed its Verified Shareholder Derivative Complaint. The complaint asserted claims against certain of the Defendants relating to the alleged backdating of stock option grant awards, and the issuance of allegedly false and misleading statements and other SEC reports.

On January 8, 2009, the Court entered the Parties’ Stipulation and [Proposed] Order Staying Proceedings until a decision was rendered by the Supreme Court of Washington in a derivative lawsuit involving F5 Networks, Inc. On June 19, 2009, the Court issued a Minute Order taking judicial notice of the issuance of an opinion by the Washington Supreme Court in In re F5 Networks, Inc., 207 P.3d 433 (2009), lifting the stay of the Action, and ordering the filing of an amended complaint.

On June 29, 2009, a case captioned Buckfire v. Sinegal, et al., No. 09-CV-00893-TSZ was filed in the Court. The Buckfire complaint was based on similar factual allegations and contained claims similar to those made in the Pirelli Armstrong complaint.

On August 12, 2009, the Court issued an order consolidating the two then-pending related actions, appointing Lead Counsel, and setting a deadline for Lead Counsel to file an amended complaint.

On October 2, 2009, Plaintiffs filed their Consolidated Verified Shareholder Derivative Complaint (the “Consolidated Complaint”). The Consolidated Complaint alleges claims on behalf of Costco against certain current and former officers and directors of Costco, arising from or relating to

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the granting of stock options at Costco. Plaintiffs alleged that more than a majority of the Board’s members approved or received mispriced options.

On November 16, 2009, the Defendants and Costco filed motions to dismiss the Consolidated Complaint. The motions argued, among other things, that Plaintiffs failed to satisfy the continuous holder requirement; Plaintiffs failed to make a pre-suit demand and that any such demand was neither excused nor futile; Plaintiffs lacked standing to bring certain claims; and that Plaintiffs had not alleged viable claims under §10(b) of the Securities Exchange Act of 1934, state law or for breach of fiduciary duty. Following the filing of the motions to dismiss, counsel for the Parties met to explore a potential settlement. Thereafter, the Parties exchanged information and agreed to explore resolution. The Parties then requested that the Court continue the deadline for Plaintiffs to respond to the motions to dismiss while the Parties discussed settlement.

Beginning in December 2009, Lead Counsel was provided information regarding how grant dates were identified by the Special Committee and the number of options received by the Defendants. Defense counsel later produced over 1.5 million pages of documents to Lead Counsel, which documents have been reviewed and analyzed. These documents included stock option granting and tracking documentation, board and committee meeting minutes, communications concerning stock option grants, option plans and related communications, and internal control procedures.

In July 2010, counsel for the Parties attended a mediation before the Honorable Layn R. Phillips (Ret.). After the mediation, the Parties continued settlement negotiations to resolve the Action, with the continued involvement of Judge Phillips, and thereafter reached an agreement-in-principle to settle the Action.

On September 20, 2010, a Special Committee of the Board of Directors of Costco formed in August 2010 in connection with the litigation (the “2010 Special Committee”), in an exercise of its independent business judgment, approved the agreement-in-principle. The 2010 Special Committee consisted of two individuals who joined Costco’s Board after the issuance of the stock option grants

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at issue in the Action and were not the subject of any of the allegations of wrongdoing in the Action. Costco disclosed the fact of that agreement-in-principle in its Form 10-K filed October 18, 2010.

As a result of the Action and the settlement reflected in this Stipulation (the “Settlement”), Costco will institute significant corporate governance reforms designed to enhance its internal controls and operations, and Costco has agreed to maintain in force certain other reforms adopted during the pendency of the Action. Plaintiffs and Lead Counsel believe that a settlement at this juncture on the terms and on the conditions set forth in this Stipulation is fair, reasonable, and adequate.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at www.costco.com.

In connection with and conditioned upon the settlement of the Action, Costco has agreed to implement and/or maintain the Corporate Governance Measures set forth below, which shall be maintained for a minimum of three years from the Effective Date.

A.	Compliance

1. The CEO shall issue a message to all U.S. Company employees at least annually concerning the importance of compliance with law and Company policies.

2. Company employees, independent contractors and vendors shall be advised, on the Internet or Intranet, as appropriate, of the Company’s confidential whistleblower program.

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B.	Internal Audit

1. The Company shall maintain an Internal Audit Department (“IAD”) run by a Director of Internal Audit (“Director”). The Director shall have the authority to staff an Internal Audit Department that has sufficient capacity to satisfy professional standards in the area of Internal Auditing. The Audit Committee shall be apprised at least quarterly of any unlawful activities that could have a material effect on the Company’s financial statements.

2. The IAD shall update its written Internal Audit Charter, which shall be accessible on the Company Intranet. The charter shall include a description of the Company’s whistleblower policy and shall provide, without limitation, that:

(a) It has been approved by the Board and by the CEO and CFO;

(b) The Director shall report directly to the CFO, but have confidential reporting access to the Audit Committee as deemed appropriate by the Committee and/or the Director;

(c) Members of the IAD have access to all records and personnel necessary to conduct internal audit engagements;

(d) Matters of financial reporting fraud, including falsification of financial documents and insider trading, may, in addition to being reported through the Company’s Open Door Policy and confidential whistleblower mechanism, be brought to the attention of the IAD and/or Audit Committee for evaluation;

(e) The Director shall maintain (or obtain within a reasonable time of becoming the Director) the following credentials: Certified Public Accountant (active license) and/or Certified Internal Auditor, and shall, at least once every two years, receive training in the detection of fraud in a financial statement audit;

(f) In any quarter in which stock options are granted, the IAD shall review an appropriate sampling of documentation concerning the awards to employees, management and directors and report to the Audit Committee the results of that review. The IAD’s review shall include option granting documentation and comparison of option dates with meeting dates at which options are granted, meta data “last date modified” dates on option grant documentation, and entry dates into Merrill Lynch Benefits Online or other software application used by the Company. The review will also include the results of any Merrill Lynch Benefits Online or other software application’s diagnostics or exceptions reports performed in the last quarter that reveal potential deficiencies in the tracking of option grant data;

(g) The Director will present at the end of each quarter to the Audit Committee reports of any falsified financial documents and a report of the internal audit function’s review of proper dating and issuance of stock options. Such

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reports will include written comments of the Chief Compliance Officer, as appropriate; and

(h) At least annually, the Director will report to the Audit Committee respecting the Company’s compliance with this agreement.

3. To the extent that the Audit and Compensation Committees have overlapping membership, where either Committee takes up subject matters that have been passed upon by the other, the Committee shall meet in a session that initially excludes any overlapping board members.

C.	Compensation Policies and Procedures

1. Absent shareholder approval, repricing of stock options to executives shall be prohibited.

2. The Company will implement and maintain procedures that exceed, to the extent described in the following sentence, the provisions of Dodd Frank directing that, if the Company is required to prepare and file an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Company will recover from any current or former executive officer who received incentive based compensation (including stock options awarded as compensation) during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The Company will apply the provisions of Dodd Frank to those current and former officers of the Company not otherwise within the coverage of Dodd Frank who are materially involved in the administration of the stock option plan if an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws results primarily from either granting options in violation of the Option Plan or the incorrect reporting of stock-based compensation expense.

3. The Company’s CFO and Vice President of Investor Relations and a representative of the Legal Department shall be designated the “Trading Compliance Committee,” and will be responsible for developing and presenting to the Board for approval a policy to ensure compliance with the federal securities laws concerning trading and material non-public information. The Committee will monitor compliance with that program and report promptly to the Board any material failures to comply with the policies. The Board shall determine appropriate measures to deal with any such failures.

(a) A member of the Trading Compliance Committee shall be responsible for pre-clearing in writing (including e-mail) all purchase and sale transactions by the Company’s directors or those employees subject to §16 of the Securities Exchange Act of 1934.

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(b) Other than as may occur in open market transactions, the Company may not buy back stock from any employee or Board member without Board approval.

4. If an Option Plan Participant is terminated due to Cause (as defined below), all of the Participant’s Options shall automatically terminate and cease to be exercisable at the time of Termination. “Cause” means violation of the Option Plan, dishonesty, fraud, misconduct, disclosure or misuse of confidential information, conviction of, or a plea of guilty or no contest to, a felony or similar offense, habitual absence from work for reasons other than illness, intentional conduct that could cause significant injury to the Company or an Affiliate, or habitual abuse of alcohol or a controlled substance, in each case as determined by the Administrator.

D.	Stock Option Plans

1. Any stock option or other similar plan shall provide an objective, measurable and fair mechanism for pricing stock options.

2. All plans shall clearly define the exercise price, the grant date and the fair market value of stock (e.g., the closing price on a specified date, or the average closing price over a specified period). The exercise price of an award shall not be determined by reference to the fair market value of the Company’s stock on a day other than the grant date of the award. The fair market value of the Company’s stock on a grant date shall be the closing sales price for a share of the Company’s common stock on such day as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on such date, fair market value shall be that closing sales price for the last preceding trading day on which sales of shares are reported as having occurred; if the Company’s shares are listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which such shares are traded or quoted. The date of grant of an option shall be the date on which the Board or Compensation Committee makes the determination granting such option, unless the option date is a predetermined future date.

3. Notice of the determination shall be given to each employee or consultant to whom an option is so granted as promptly as practicable after the date of such grant. Determination shall be defined as including, at a minimum, the number of options granted to each employee and/or consultant and the terms of such options.

4. The Company shall have written procedures to identify who is responsible for ensuring compliance with applicable laws and regulations by option grantees (e.g., timely and accurate filing of SEC Forms 3,4 and 5 as applicable), and shall provide effective monitoring mechanisms to ensure that such laws, and the plans, are followed.

E.	Granting of Stock Option Awards

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1. Authority to grant stock option awards to members of the Board of Directors and Executive Officers should be limited to the full Board or a properly constituted Compensation Committee. The Compensation Committee shall be composed of independent directors. Corporate counsel shall attend any and all meetings at which options are granted and shall promptly prepare minutes of the meeting. The body authorized to grant stock options shall be specified in the Compensation Committee Charter and any current and/or subsequent equity incentive plan, whether or not subject to stockholder approval.

2. An annual grant date of October 22 has been established. The recipients and amount of options granted the recipients on the annual grant date shall be determined and documented not later than the annual grant date except that administrative errors, which shall be allowed only for recipients below the level of Vice President, may be corrected within 30 days, with a written report of any corrections to be provided to the Compensation Committee within 15 days of any such correction. The report shall confirm the employment status of the individual in question at the grant date and the number of shares approved prior to the grant date by the Compensation Committee for the class of employee in question. In the event options are granted on a date that is not determined in advance, grants shall be made only at a meeting of the Company’s Board or Compensation Committee and not by unanimous written consent.

F.	Timing of Option Grants

1. In any year in which the Company grants stock options, discussion of how and why an option grant date was chosen must be provided in the CD&A.

2. With respect to grants other than the annual grant, the grant date shall be the same date the Compensation Committee takes action to grant the option or such subsequent date as may be specified in writing in advance of the Committee action. If this is not the case, the option grant will be required to be disclosed in the proxy statement, with a discussion and explanation regarding the specific circumstances in the CD&A, or other filing announcing an award.

G.	Board Policies and Procedures Concerning “Majority Voting”

1. Costco has amended section 3.6 of its bylaws to provide that if in an uncontested election for directors a nominee receives a greater number of “withhold” votes than votes “for,” the nominee shall offer his or her resignation.

2. The Company’s Compensation Committee shall amend its charter to require that Committee members meet at least two times per year.

H.	Ethics Compliance

1. The Company shall commit to undertake the following:

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2. The Company’s Chief Compliance Officer shall take reasonable steps to ensure that Costco has an effective compliance and ethics program, and the Chief Compliance Officer’s duties shall at a minimum include overseeing and coordinating the following areas to be implemented and/or maintained by the Company:

(a) Enhancing Costco’ s existing compliance and ethical standards and procedures to prevent and detect unlawful conduct;

(b) Revising Costco’s Code of Conduct to promote employees’ understanding of the compliance and ethical standards and procedures referred to in subparagraph (a) above;

(c) Communicating Costco’ s compliance and ethics standards and procedures and its revised Code of Conduct to its officers and employees;

(d) Enhancing Costco’s employee training program so as to (1) promote understanding by all Costco employees of Costco’s compliance and ethics standards and procedures and (2) confirm with the Controller and Chief Accounting Officer that appropriate training is conducted relating to accounting for expenses associated with Costco’s equity compensation program;

(e) Taking reasonable steps to ensure that Costco’s compliance and ethics program is followed, including monitoring and auditing to detect unlawful conduct;

(f) Augmenting Costco’s “whistle-blower” mechanism so that Costco employees can make anonymous reports of, or seek guidance regarding, potential or actual unlawful conduct;

(g) Communicating to Costco’s executive officers and senior management the importance of ensuring that there are appropriate incentives to act in accordance with the compliance and ethics program and disciplinary measures for failing to do so;

(h) Taking reasonable steps to oversee internal investigations into allegations of unlawful conduct by Costco’s officers or other serious allegations of significant unlawful conduct involving fraud;

(i) Recommending to Costco’s officers appropriate responses to detected misconduct;

(j) The Company will ensure that any officer or employee responsible for administering any stock option plan has been trained to understand the requirements of the plan and this agreement insofar as it applies to stock options, and prohibited practices in connection with granting stock options, including retrospective dating and any option granting practices hereafter expressly prohibited by the Securities and Exchange Commission; and

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(k) The Company shall provide a reasonable budget to each member of the Board for the purpose of attending director education programs on a regular basis.

3. Information Sharing Procedures

(a) Costco has adopted and is adopting written procedures to memorialize and expand current practices and procedures to ensure that information is shared between internal departments responsible for Costco’s equity compensation program, namely the Financial Planning Department and the Financial Reporting Department, including, but not limited to, implementing in-person quarterly meetings attended by at least the Chief Compliance Officer, the Chief Financial Officer, the Controller, and the supervisors of both departments. In addition, the written procedures specify, among other terms, that (i) the Financial Planning department shall communicate grant information (including date of grant, names of grantees, and number of shares granted) in a spreadsheet to be delivered in a face-to-face meeting between the Assistant Vice President of Financial Reporting and the Assistant Vice President of Financial Planning, at which time the AVP of Financial Reporting will confirm key elements of the spreadsheet, and the meeting will occur prior to the date of grant and the spreadsheet will be electronically recorded prior to the date of grant and retained for future review to insure accurate reporting and tracking of the option grants; (ii) prior to the filing of the Form 10-Q (or 10-K) for the quarter in which the grant occurs, the AVP of Financial Reporting will confirm that vesting information reflected in Merrill Lynch Benefits Online is consistent with that reflected in award agreements, and this will include a review of related option grant documentation concerning the grant for inconsistencies in grant recipients, dates and quantities; (iii) discrepancies revealed by the review shall be promptly reported to the IAD; (iv) Financial Planning will promptly report to Financial Reporting by email any forfeitures, cancellations, and changes from standard vesting requirements, and the two departments shall confer concerning such incidents prior to their being recorded in Merrill Lynch Benefits Online; and (v) minutes of the Compensation Committee shall be distributed to both departments to the extent they relate to equity grants.

(b) These procedures shall be subject to the review and approval of both the Chief Compliance Officer and the Governance Committee.

(c) The Chief Compliance Officer position shall report to the Nominating and Governance Committee at least twice each year on compliance issues, including the adequacy of the sharing of information between the Financial Reporting Department and the Financial Planning Department.

The Stipulation provides for the entry of judgment dismissing the Action against the Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known and unknown claims that have been brought in the Action or that could have been

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brought in any court by Costco or any of its shareholders on Costco’s behalf against the Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ Counsel arising out of or relating to the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims.

IV.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After negotiating the Corporate Governance Reforms in the Settlement, counsel, with the assistance of the mediator, former United States District Court Judge Layn R. Phillips (Ret.), negotiated the attorneys’ fees and expenses that Costco would pay to plaintiffs’ counsel, subject to Court approval. As a result of these negotiations, and in light of the substantial benefit conferred, Costco has agreed to pay $4,850,000 in cash to Plaintiffs’ Counsel for their fees and expenses (the “Fee Award”). The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Costco shareholders. The Fee Award would compensate Plaintiffs’ Counsel for the results achieved in the Action.

V.	REASONS FOR THE SETTLEMENT

Plaintiffs and their counsel believe that the Settlement is in the best interests of the Plaintiffs, Costco and its shareholders.

A.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and their counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Defendants through trial and appeal. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel also are mindful of the inherent

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problems of proof of, and possible defenses to, the violations asserted in the Action. Based on Plaintiffs’ and their counsel’s understanding of the facts, the settlement provides an excellent recovery based on the alleged conduct of the Defendants. Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of Costco and its shareholders.

B.	Why Did the Defendants Agree to Settle?

The Defendants and Costco have denied, and continue to deny each and every one of the claims, contentions and allegations of liability made against them or that could have been made against them in the Action, and expressly deny all charges of wrongdoing or liability against them. The Defendants assert that they have meritorious defenses to those claims and that judgment should be entered dismissing all claims against them with prejudice. The Defendants and Costco have entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.	SETTLEMENT HEARING

On                     , 2011, at              .m., the Court will hold the Settlement Hearing at the United States Courthouse, United States District Court for the Western District of Washington at Seattle, 700 Stewart Street, Seattle, Washington. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, whether the Fee Award should be approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any Costco shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing,

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you should confirm the date and time before going to the Court. COSTCO SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII.	RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a Costco Shareholder as of the Record Date;

3. The date(s) you acquired your Costco shares;

4. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

6. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

7. The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, Defendants’ Counsel, and Costco’s Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN                     , 2011. The Court Clerk’s address is:

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Clerk of the Court

United States District Court

Western District of Washington at Seattle

700 Stewart Street, Suite 2310

Seattle, WA 98101

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL, COUNSEL FOR THE DEFENDANTS, AND COUNSEL FOR COSTCO SO THEY ARE RECEIVED NO LATER THAN                     , 2011. Counsel’s addresses are:

Counsel for Plaintiffs

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Nominal Defendant Costco

Stellman Keehnel

DLA PIPER LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, WA 98104-7044

Counsel for Defendants James D. Sinegal, Richard A. Galanti, Jeffrey H. Brotman, Richard D. DiCerchio and David S. Petterson

David F. Taylor

PERKINS COIE LLP

1201 Third Avenue

Seattle, WA 98101

Counsel for Defendants Hamilton E. James, John W. Meisenbach, Jill S. Ruckelshaus, Charles T. Munger and Benjamin S. Carson, Sr.

Joseph D. Lee

MUNGER, TOLLES & OLSON LLP

355 South Grand Avenue, 35th Floor

Los Angeles, CA 90071-4560

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Plaintiffs’ Counsel and counsel for the Defendants and Costco.

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District for the Western District of Washington at Seattle, United States Courthouse, 700 Stewart Street, Suite 2310, Seattle, Washington 98101. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at www.costco.com.

If you have any questions you have about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED , 2011	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF WASHINGTON
AT SEATTLE

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

EXHIBIT A-2

THE HONORABLE THOMAS S. ZILLY

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

PIRELLI ARMSTRONG TIRE CORPORATION RETIREE MEDICAL BENEFITS TRUST, Derivatively on Behalf of COSTCO WHOLESALE CORPORATION,	)	Lead Case No. 2:08-cv-01450-TSZ
)
	)	SUMMARY NOTICE OF PROPOSED SETTLEMENT
)
Plaintiff	)	EXHIBIT A-2
)
vs.	)
)
JAMES D. SINEGAL, et al.,	)
)
Defendants,	)
)
- and -)
)
COSTCO WHOLESALE CORPORATION, a	)
Washington corporation,	)
)
Nominal Defendant.	)
)

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

NOTICE OF SETTLEMENT OF DERIVATIVE ACTIONS

TO: ALL CURRENT RECORD SHAREHOLDERS OF THE COMMON STOCK OF COSTCO WHOLESALE CORPORATION (“COSTCO” OR THE “COMPANY”) AS OF DECEMBER     , 2010.

PLEASE TAKE NOTICE that the above-captioned shareholder derivative action, Pirelli Armstrong Tire Corporation Retiree Medical Benefits Trust v. Sinegal, Lead Case No. 2:08-CV-01450-TSZ, is being settled. The terms of the proposed settlement of the Action (the “Settlement”) are set forth in a Stipulation of Settlement dated December 20, 2010 (the “Stipulation”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.

The principal terms of the Settlement set forth in the Stipulation include: (1) the adoption and/or implementation of a variety of corporate governance measures, including, but not limited to, stock option granting procedures, internal audit, compensation policies and procedures, and ethics compliance; and (2) Costco’s payment of Plaintiffs’ Counsel’s attorney fees and expenses in the amount of $4,850,000, subject to Court approval.

IF YOU ARE A CURRENT OWNER OF COSTCO COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. A more detailed form of notice describing the Settlement is available on the “Investor Relations” section of Costco’s website at www.costco.com.

On                     , 2011, at              .m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Western District of Washington at Seattle, 700 Stewart Street, Seattle, Washington. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, whether the Fee Award should be approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Any stockholder of Costco that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, provided that he or she was a stockholder of record as of December     , 2010. However, no stockholder of Costco shall be heard at the Settlement Hearing unless no later than                     , 2011, such stockholder has filed with the Court and delivered to counsel for the Parties a written notice of objection containing a statement of the stockholder’s position, including a statement of each objection being made, and proof of both being a Costco stockholder and the dates of stock ownership in Costco. Only stockholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing, unless the Court orders otherwise.

If you with to object to the Settlement, you must file a written objection with the Court on or before                     , 2011, with service on the following parties:

Counsel for Plaintiffs

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Nominal Defendant Costco

Stellman Keehnel

DLA PIPER LLP (US)

701 Fifth Avenue, Suite 7000

Seattle, WA 98104-7044

Counsel for Defendants James D. Sinegal, Richard A. Galanti, Jeffrey H. Brotman, Richard D. DiCerchio and David S. Petterson.

David F. Taylor

PERKINS COIE LLP

1201 Third Avenue

Seattle, WA 98101

Counsel for Defendants Hamilton E. James, John W. Meisenbach, Jill S. Ruckelshaus, Charles T. Munger and Benjamin S. Carson, Sr.

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

Joseph D. Lee

MUNGER, TOLLES & OLSON LLP

355 South Grand Avenue, 35th Floor

Los Angeles, CA 90071-4560

Inquiries, other than requests for the detailed form of notice, may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; phone 619-231-1058.

NOTICE OF PROPOSED SETTLEMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

EXHIBIT B

THE HONORABLE THOMAS S. ZILLY

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

PIRELLI ARMSTRONG TIRE CORPORATION RETIREE MEDICAL BENEFITS TRUST, Derivatively on Behalf of COSTCO WHOLESALE CORPORATION,	)	Lead Case No. 2:08-cv-01450-TSZ
)
	)	[PROPOSED] ORDER AND FINAL JUDGMENT
)
Plaintiff	)	EXHIBIT B
)
vs.	)
)
JAMES D. SINEGAL, et al.,	)
)
Defendants,	)
)
– and –)
)
COSTCO WHOLESALE CORPORATION, a Washington corporation,	) )
)
Nominal Defendant.	)
)

[PROPOSED] ORDER AND FINAL JUDGMENT	ROBBINS GELLER RUDMAN & DOWD LLP
(2:08-cv-01450-TSZ)	655 West Broadway, Suite 1900, San Diego, CA 92101
Telephone: (619) 231-1058 • Fax: (619) 231-7423

This matter came before the Court for hearing pursuant to the Order of this Court, dated                 , 2011, on the application of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated December 20, 2010, and the Exhibits thereto (the “Stipulation”);

The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Order and Final Judgment.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Parties.

3. The Court finds that the Notice of Settlement provided to Costco shareholders constituted the best notice practicable under the circumstances. Such notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.

4. The Court finds that, during the course of the litigation of the Action, the Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.

5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, adequate and in the best interests of Costco and current Costco shareholders, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Parties to perform its terms to the extent the Parties have not already done so.

6. The Action and all claims alleged therein against Defendants, as well as all of the Released Claims against each of the Defendants and their Related Persons, are hereby dismissed with prejudice. As among the Plaintiffs, on the one hand, and the Defendants and Costco, on the

[PROPOSED] ORDER AND FINAL JUDGMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

other hand, the Parties are to bear their own fees and costs, except as otherwise expressly provided in the Stipulation and this Judgment.

7. Upon the Effective Date, Plaintiffs (acting on their own behalf and derivatively on behalf of Costco), and each of Costco’s shareholders (solely in their capacity as Costco shareholders) shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Action, against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation or this Judgment.

8. Upon the Effective Date, Costco, Plaintiffs (acting on their own behalf and derivatively on behalf of Costco), and each of Costco’s shareholders (solely in their capacity as Costco shareholders) will be forever barred and enjoined from commencing, instituting or prosecuting any of the Released Claims or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding, arising out of or related to the defense, settlement or resolution of the Action, provided, that nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation or this Judgment.

9. Upon the Effective Date, and except as set forth in § IV(D)(4) of the Stipulation, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs, Plaintiffs’ Counsel, Costco, and all of the Costco shareholders (solely in their capacity as Costco shareholders) from all claims (including Unknown Claims) arising out of or relating to, the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of the Stipulation or this Judgment.

[PROPOSED] ORDER AND FINAL JUDGMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

10. The Court hereby approves the Fee Award in accordance with the Stipulation and finds that such fee is fair and reasonable.

11. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Parties or any other Person as a concession or admission of, or any evidence of, any fault, wrongdoing or liability of any of the Parties, or of the validity of any Released Claims; or (b) is intended by the Parties to be offered or received as evidence or otherwise used by, any other Person in any other actions or proceedings, whether civil, criminal or administrative; provided, however, that (i) the Released Persons and Costco may file the Stipulation and/or this Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and (ii) any of the Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

12. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

13. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

[PROPOSED] ORDER AND FINAL JUDGMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423

14. This Judgment is a final, appealable judgment and shall be entered forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure.

IT IS SO ORDERED.

Dated this day of , 2011
THE HONORABLE THOMAS S. ZILLY
UNITED STATES DISTRICT JUDGE

Presented by:

ROBBINS GELLER RUDMAN & DOWD LLP
TRAVIS E. DOWNS III
JAMES I. JACONETTE (Admitted Pro Hac Vice)
ELLEN GUSIKOFF STEWART (Admitted Pro Hac Vice)

ELLEN GUSIKOFF STEWART

655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)
E-mail: elleng@rgrdlaw.com

ROBBINS GELLER RUDMAN & DOWD LLP
SHAWN A. WILLIAMS
JOHN K. GRANT
CHRISTOPHER M. WOOD
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: 415/288-4545
415/288-4534 (fax)

Lead Counsel for Plaintiffs

[PROPOSED] ORDER AND FINAL JUDGMENT (2:08-cv-01450-TSZ)	ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone: (619) 231-1058 • Fax: (619) 231-7423